AGREEMENT FOR THE PURCHASE
                                    OF ASSETS

      THIS AGREEMENT dated as of June 1, 1999, by and between KTI Recycling of Illinois, Inc., a Delaware corporation ("Seller") and Loop Paper Recycling, Inc., an Illinois corporation ("Buyer").

      Seller is located in Franklin Park, Illinois and desires to sell certain of its assets, listed on Schedule A attached hereto (the "Assets"), to Buyer.

      Buyer desires to purchase the Assets as a going concern but does not desire to accept any of the liabilities of the Seller for the period prior to June 1, 1999, except as expressly listed on Schedule B of this Agreement.

      In consideration of the mutual terms, conditions and covenants hereinafter set forth Seller and Buyer agree as follows:

1. Seller shall sell the Assets to the Buyer on the Closing Date. The Assets shall be (a) the equipment listed on Schedule A, all records of the Seller pertaining to the operation of such equipment, currently in the Seller's possession; (b) contracts between the Seller and third parties, listed on Schedule A and all records of the Seller pertaining to such accounts, currently in the Seller's possession; (c) the Seller's goodwill, franchises (other than the Seller's franchises as a corporation), permits and licenses and the Seller's current telephone numbers. (The Seller shall have reasonable access to all records transferred to the Buyer for the purposes of preparing its final tax returns and for participation in tax audits, if any.) The Seller shall have 30 calendar days to remove any equipment not purchased. During such 30-day calendar period, beginning on the Closing Date, the Buyer shall store such equipment in a secure location at 10601 Waveland Avenue, Franklin Park, Illinois at no cost to the Seller and shall ensure that its employees do not use such equipment. The Seller shall be obligated to remove equipment not purchased by the Buyer at the Seller's cost within 30 calendar days of the Closing Date. Any equipment not removed within 30 calendar days shall be stored at the Seller's cost.

2. The Seller is not selling and the Buyer is not buying any assets of the Seller not listed on Schedule A. Assets not listed on Schedule A are "Excluded Assets". Excluded Assets include, but are not limited to cash, deposits in banks, the consideration to be paid by the Buyer to the Seller pursuant to this Agreement, all insurance policies, the Seller's franchises as a corporation, the Seller's minute books, corporate seals and stock books, the shares of capital stock of the Seller, the Seller's name or any name similar thereto, an EC-lSTSM Hydro Baler with infeed, any prepaid taxes or expenses or deferred charges in connection therewith and accounts receivable for the period ending on May 31, 1999. To the extent that the Buyer does not wish to purchase any non-saleable inventory in the real estate commonly known as 10601 Waveland Avenue, Franklin Park, Illinois, the Buyer shall so advise the Seller in writing, not later than the day prior to the Closing Date. Such writing shall clearly state the non-saleable inventory to be moved. The Seller shall remove such non-saleable inventory, or the portion thereof, not desired by the Buyer, at the Seller's cost. The Buyer's right to have non-saleable inventory removed is waived if such notice is not delivered in a timely fashion.

3. Any invoices issued by either the Buyer or the Seller after the Closing Date for services or goods shipped prior to the Closing Date shall prorate such accounts receivable for the period prior to June 1, 1999 and the period including June 1, 1999 and thereafter. Accounts receivable for the period prior to the June 1, 1999 shall be payable to the Seller, and accounts receivable thereafter shall be payable to the Buyer. Cash received by the Buyer or Seller relating to a specific customer shall be applied to accounts receivable by invoice number or invoice, date if indicated, or ship date. If either the Buyer or the Seller receives funds due to the other party, the receiving party shall promptly transmit such funds to the other party. The Seller hereby agrees to pay all accounts payable not accepted by the Buyer in accordance with their terms and hereby agrees to indemnify the Buyer for any claim brought against the Buyer due to any breach of this covenant by the Seller. The Buyer shall deposit $64,000.00 of the purchase price in an interest-bearing account in the names of the Buyer and the Seller at a bank designated by the Seller. Such account shall be maintained for 30 calendar days following the Closing Date as security for the obligations of the Seller to pay accounts payable. During such 30-calendar day period, Seller may withdraw funds from such account only to pay accounts payable. The Buyer must consent to such withdrawals. At the termination of the 30-day period, the balance of said account shall be distributed to the Seller unless known, unpaid obligations payable by the Seller remain outstanding. If the parties disagree as to the existence of such known and unpaid obligations, either party may instigate arbitration proceedings through the American Arbitration Association in Chicago, Illinois. The losing party shall pay all expenses of arbitration.

4. All liabilities to be assumed by the Buyer are listed on Schedule B, attached hereto. The Seller hereby represents that the Assets, as of the Closing Date, will not be subject to any liens, security interests, encumbrances or other claims other than those listed on Schedule B.


5. The purchase price for the Assets shall be: (a) cash in the amount of $557,050.00; and (b) the assumption or payoff of any liabilities listed on Schedule B. The purchase price, other than the $64,000.00 referred to in Section 3 above and the $45,000 referred to in Section 11 below, shall be paid by the wire transfer of immediately available funds to an account of the Seller at KeyBank, National Association.

6. Buyer shall operate the facility at 10601 Waveland Avenue, Franklin Park, Illinois in the ordinary course of business from the date of execution of this Agreement until the Closing Date, consistent with its current practices.

7. The Business of the Seller is defined as: (a) the processing of waste paper products, generated within 50 miles of and processed at 10601 Waveland Avenue, Franklin Park, Illinois; and (b) the brokerage of waste paper products generated within 50 miles of, but not processed at, 10601 Waveland Avenue, Franklin Park, Illinois by entities which are currently customers of the Seller or which have been customers of the Seller during the period commencing on November 14, 1997 and ending on the day prior to the Closing Date. Such entities are "Customers". If a Customer operates a generating facility or facilities outside of such 50 mile radius area, the entity is not a Customer for such facility unless the Seller has processed waste paper products from such facility at 10601 Waveland Avenue, Franklin Park, Illinois during the period commencing on November 14, 1997 and ending on the Closing Date. This provision shall not restrict any services conducted or which may be conducted at the New Heights Recovery & Power, L.L.C. ("New Heights") facility at Ford Heights, Illinois in the future, except that New Heights may not solicit any Customers or offer employment to any Employee, as hereinafter defined, during such 5-year period. The Seller and other entities under common control with the Seller shall not: (A) compete with the Business bought by the Buyer; (b) solicit Business from a Customer for a period of five years beginning on the Closing Date; or (c) disclose confidential information concerning the Business or a Customer to any third party, other than pursuant to a court order or as otherwise required by law. If the Seller or entities under common control with the Seller purchase an entity existing in such restricted area, such purchased entity may continue in its activities as of the date of purchase but may not solicit Customers during such period, unless already serviced by such purchased entity or offer employment to an Employee, as hereinafter defined. The Seller shall notify the Buyer of any Customers served by such entity or entities within 30 days of the date of acquisition of such entity or entities. If the Seller is requested to disclose confidential information, the Seller shall give the Buyer as much notice as possible to permit the Buyer to appear before such court or other body to contest such request at the Buyer's expense. Nothing in this Section shall preclude the Seller or other entities under common control with the Seller from purchasing material from, or brokering material for, the Buyer. The Buyer shall have the right to offer employment to all or any of the employees of the Seller, other than Carlos Abrios (collectively, "Employees" or individually, "Employee"), that are currently working at 10601 Waveland Avenue, Franklin Park, Illinois as of the Closing Date hereof, on such terms and conditions determined by the Buyer in its sole discretion. The Seller shall not offer employment after the Closing Date to any Employee. The Buyer shall be responsible for all costs of operating the facility at 10601 Waveland Avenue, Franklin Park for the period after May 31, 1999 excluding salary costs relating to Carlos Abrios. To the extent that the Buyer advances funds for such costs, it shall be promptly reimbursed by the Seller.

8. KTI, Inc., New Jersey corporation and the parent of the Seller, shall indemnify the Buyer from and against all claims against the Buyer relating to undisclosed liabilities, not paid by the Seller, including, without limitation, liabilities for Illinois unemployment compensation and any taxes of any kind whatsoever due from the Seller to the State of Illinois. Such indemnification shall be in the form attached hereto as Schedule C.

9. Seller represents and warrants to Buyer:

      (a) The Seller represents that it is not, to the best of its knowledge after diligent inquiry, in breach of any contract, lease or other written commitment to be assigned pursuant to this Agreement. The Seller represents that it has not received any notice of a breach of any contract, lease or other written commitment to be assigned pursuant to this Agreement from the other party or parties thereto.

      (b) Seller makes no representation or warranty as to the future conduct of the Business and the continued relationship with the Customers of the Business.

      (c) Neither the Seller nor the Buyer have used a broker in connection with the transaction described in this Agreement. Each party hereto agrees to indemnify and hold the other harmless from any broker's or finder's fee or alleged broker's or finder's fee incurred by the other party, or any claim by any party that the other entered into an agreement calling for a broker's or finder's fee.

      (d) The consent of the general partners of DRAW ENTERPRISES MANUFACTURING, L.P. is required to carry out the transaction contemplated by this Agreement. Such consent shall be obtained not later than June 4, 1999, or this Agreement shall be null and void. If Seller does not receive written notice of the rejection of this Agreement from the Buyer by June 4, 1999, the Buyer shall be deemed irrefutably to have waived this condition.

      (e) This Agreement is subject to the receipt of approval of this Agreement by the Board of Directors of KTI, Inc. not later than June 4, 1999 and to the receipt of a consent from KeyBank, National Association, as Agent. If the Buyer does not receive written notice from KTI, Inc. of the rejection of this Agreement by June 4, 1999, the Seller shall be deemed irrefutably to have waived this condition.

10. Closing on this Agreement will be on June 4, 1999 if: (a) Seller deposits with Chicago Title Insurance Company, or its affiliate, those documents required to be deposited by the escrow agreement between the Seller and DRAW ENTERPRISES MANUFACTURING, L.P., (b) DRAW ENTERPRISES MANUFACTURING, L.P. wires $900,000.00, less prorations, in immediately available funds to the Seller and deposits $300,000.00 with Chicago Title Insurance Company, or its affiliate, in escrow and (c) the Seller and DRAW ENTERPRISES MANUFACTURING, L.P. execute a reconveyance agreement in the form of Schedule D hereto, all in connection with the transfer of real estate commonly known as 10601 Waveland Avenue, Franklin Park, Illinois.

11. The sale and delivery by the Seller of the Assets to the Buyer hereof shall be effected on the Closing Date by the Seller's execution and delivery of assignments of leases, bills of sale and other instruments of conveyance and transfer as applicable substantially in the forms attached hereto as Schedule E (collectively the "Instruments of Conveyance"). The Buyer and the Seller acknowledge that the Seller has been unable to locate the title for eleven trailers. $45,000 of the purchase price shall be deposited into an escrow with Chicago Title Insurance Company, or its affiliate, to held until the titles for such trailers, or replacement titles, if necessary, have been delivered to the Buyer, appropriately endorsed to permit transfer to the Buyer.

12. The Buyer and Seller agree that the purchase price is allocated among the Assets being purchased hereunder as set forth on Schedule A hereto. Such allocation of the purchase price limits the liability of the Seller to the Buyer with respect to damages, liabilities or expenses incurred by the Buyer with respect to any breach of the Seller's representations, warranties, covenants or agreements set forth herein.

13. The Buyer represents and warrants to the Seller that: (a) the Buyer is a duly formed corporation, validly existing and in good standing under the laws of the State of Illinois; (b) the Buyer has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; (c) this Agreement is valid and binding upon the Buyer, enforceable in accordance with its terms; (d) neither the execution and delivery of this Agreement by the Buyer nor the consummation of the transactions contemplated hereby by the Buyer will violate any provisions of the certificate of incorporation of the Buyer, or be in conflict with, or constitute a default (or an event which, with or without notice, lapse of time or both, would constitute a default) under, or result in the termination or invalidity of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, any agreement or commitment to which the Buyer is a party or by which the Buyer is bound, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

14. Without the written consent of the other party, which shall not be unreasonably withheld, each of the parties hereto agrees not to make any public announcements or press releases regarding the transactions contemplated hereby until such transactions are consummated; provided that, notwithstanding the foregoing, Seller shall have the right to issue a press release and file a report on Form 8-K disclosing the transaction contemplated by this Agreement to the extent that it believes such disclosure is required by law.

15. Each of the parties agrees to use its best efforts to bring about the satisfaction of the conditions required to be performed, fulfilled or complied with by it hereunder and to take or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as expeditiously as practicable. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this agreement, the appropriate party will take all such necessary action, including without limitation, the execution and delivery of such further instruments and documents as may be reasonably requested by the other party or parties for such purposes or otherwise to complete or perfect the transactions contemplated hereby.

16. The representations and warranties of the Buyer contained in this Agreement shall be true, complete and accurate in all material respects as of the date when made and at and as of the Closing as though such representations and warranties were being made at and as of the Closing Date, except for changes expressly permitted or contemplated by the terms of this Agreement. The Buyer shall have performed, fulfilled and complied with in all material respects with all agreements, obligations and conditions required by this Agreement to be performed, fulfilled or complied with by it on or prior to the Closing Date.

17. No suit, action, investigation, inquiry or other proceeding by any government body or other person shall have been instituted against any party to this Agreement or DRAW ENTERPRISES MANUFACTURING, L.P., which arises out of or relates to this Agreement or the transactions contemplated hereby or seeks to obtain substantial damages in respect thereof, and on the Closing Date, there shall be no effective permanent or preliminary injunction, writ, temporary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein not be consummated as so provided.

18. The Buyer and the Seller each hereby agree to defend, indemnify and hold the other party harmless from, against and in respect of any and all demands, claims, actions, or causes of actions, losses, liabilities, damages, assessments, deficiencies, taxes, costs and expenses, including without limitation, interest, penalties and reasonable attorneys fees and expenses asserted against, imposed upon or paid, incurred or suffered by the other party as the result of, arising from, in connection with or incident to (i) any breach or inaccuracy of any representation or warranty of the Buyer or Seller, as the case may be, contained in this Agreement or (ii) any breach of any covenant or agreement of the Buyer or the Seller, as the case may be, contained in this Agreement.

19. Each of the parties hereto agrees to pay all of the respective expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

20. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, with postage prepaid as follows:

If to the Seller: c/o KTI, Inc.
                  20 Braeburn Lane
                  Barrington Hills, Illinois 60010
                  Telephone:  847-658-1528
                  Fax:        847-658-1516

with a copy to:   Spitzer, Addis, Susman & Krull
                  Attention:  Robert J. Krull
                  100 West Monroe Street
                  Chicago, Illinois 60603
                  Telephone:  312-372-0550
                  Fax:        312-372-8667

If to the Buyer:  Loop Paper Recycling, Inc.
                  Attention:  George Ward
                  2401 South Laflin
                  Chicago, Illinois 60608
                  Telephone:  312-942-0042
                  Fax:        312-942-0612

with a copy to:   Matthew J. Carmody
                  10644 South Western Avenue
                  Chicago, Illinois 60643
                  Telephone:  773-233-8969
                  Fax:        773-233-9719

or to such other person or address as either party may furnish to the other party in writing.

21. This Agreement shall be governed and construed in accordance with the laws of the State of Illinois, regardless of rules of conflict of laws. The courts of the State of Illinois or of the United States sitting in the State of Illinois shall have the exclusive jurisdiction over any and all claims, lawsuits and litigation relating to or arising out of this Agreement, the subject matter hereof or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably (a) submits to the jurisdiction of such courts over such party in connection with any litigation, proceedings or other legal action arising out of or in connection with this Agreement, (b) waives to the fullest extent permitted by law any objection to the venue of any litigation, proceeding or action which is brought in such court and (c) agrees to the mailing of service of process in any legal proceedings brought in any such court.

22. This Agreement, which is deemed to include all exhibits, schedules and certificates delivered pursuant to the terms hereof, embody the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, whether expressed or implied (collectively, the "Prior Inducements") by either party, or any officer, employee or representative of either party hereto with respect thereto. Both parties acknowledge and agree that in entering into this Agreement, neither has relied upon such Prior Inducements, and both parties agree that neither of them will seek to initiate any suit, action, claim or defense based upon or arising out of any Prior Inducement.

23. This Agreement shall be deemed to be the joint work product of both parties hereto without regard to the identity of the draftsperson and any rule of construction that a document shall be interpreted or construed against the drafting party shall not be applicable.

24. Prior to the Closing, the risk of loss or damage to, or destruction of, any or all of the Assets shall remain with the Seller.

      IN WITNESS WHEREOF, the parties have executed this Agreement.


                                       KTI RECYCLING OF ILLINOIS, INC.,
                                       a Delaware corporation



                                       By:  /s/ Robert E. Wetzel
                                            --------------------
                                            Senior Vice President
                                                  (Seller)


                                       LOOP PAPER RECYCLING, INC., an
                                       Illinois corporation



                                       By:  /s/ George Ward
                                            ---------------------
                                       Its: VP
                                                  (Buyer)